Exhibit 10.1

AMENDMENT NO. 1 TO TRANSACTION DOCUMENTS

FTS GROUP INC., a Nevada corporation (hereinafter called "Borrower"), and the parties identified on the signature page hereto (each a “Holder” collectively the “Holder”) or their registered assigns or successors in interest agree to the following Amendments to the following documents:

•
Secured Convertible Promissory Note between the FTS Group, Inc. and the Holders dated December 29, 2005 (the “Note”); Subscription Agreement between the Company and the Subscribers, dated, December 29, 2005 (the “Subscription Agreement”);

•
Guaranty Agreement between FTS Wireless, Inc. and Barbara Mittman as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement for the benefit of the parties identified on Schedule A of the Guaranty Agreement, dated December 29, 2005 (the “Guaranty Agreement”);

•
Security Agreement between the Company and Barbara Mittman, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement for the benefit of the parties identified on Schedule A of the Security Agreement, dated December 29, 2005 (the “Security Agreement”);

•
Security and Pledge Agreement between FTS Wireless, Inc. and Barbara Mittman, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement for the benefit of the parties identified on Schedule A of the Security and Pledge Agreement, dated December 29, 2005 (the “Security and Pledge Agreement”); and

•	Collateral Agent Agreement among Barbara R. Mittman and the parties identified on Schedule A of the Collateral Agent Agreement dated December 29, 2005 (the “Collateral Agent Agreement),

each a “Transaction Document” and together the “Transaction Documents”) (the "Amendment"), dated as of December 13, 2007, among FTS Group, Inc., a Nevada corporation (the “Company” and/or “Payor”) and the Holders;

WHEREAS, in connection with a Subscription Agreement, the Company issued to Holders Notes in the aggregate principal amount of $1,896,551, secured by the Collateral described in the Security Agreement (“Collateral”); and

WHEREAS, the parties desire to amend the terms of the Note as set forth in the Amended Secured Convertible Note, dated December 13, 2007 and hereby amend the terms of the remaining Transaction Documents on the terms set forth in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                       ARTICLE I
  AMENDMENT OF TRANSACTION DOCUMENTS

1.1       The terms of the Note shall be amended and restated as set forth in the form of the Amended and Restated Secured Convertible Promissory Note, dated December 13, 2007 attached hereto as Exhibit A (the “Amended Note”).  If any of the terms of the Transaction Documents contradict the Amended Note the terms of the Amended Note shall control

1.2       The Holders agree to waive any and all past defaults and liquidated damages in the transaction Documents through the date of this Agreement.

1.3  All other terms of the Transaction Documents shall remain in full force and effect.

1.4  Original amount of the Notes will be increased from $1,896,551 to $1,991,379 as set forth more fully in Schedule 1.4 hereto.

                                                  ARTICLE II
                                                MISCELLANEOUS

        2.1           Entire Agreement; Amendments.  The Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

2.2           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

2.4           Survival.  The representations, warranties, agreements and covenants contained herein shall survive the Closing.

2.5           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

2.6           No Waiver.   The waiver by any party of the breach of any of the terms and conditions of, or any right under, this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition or of any similar right.  No such waiver shall be binding or effective unless expressed in writing and signed by the party giving such waiver.

2.7           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

2.8           Construction. The article and section headings contained in this agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

2.9           Capitalized Terms.  Unless otherwise defined, all capitalized terms used herein shall have the meanings as defined in the Note, Subscription Agreement, Guaranty Agreement, Security Agreement Security and Pledge Agreement and Collateral Agent Agreement.

2.10         Further Assurances.  Each party will execute and deliver such further agreements, documents and instruments and take such further action as may be reasonably requested by the other party to carry out the provisions and purposes of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Transaction Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY: FTS GROUP, INC.

/s/ Scott Gallagher
____________________________________________
By: Scott Gallagher
Its: President and Chief Executive Officer

                                        HOLDERS:

________________________________________                                                      _______________________________________
ALPHA CAPITAL ANSTALT                                                                                             BRISTOL INVESTMENT FUND, LTD.

________________________________________                                                      _______________________________________
ELLIS INTERNATIONAL LTD.                                                                                           WHALEHAVEN CAPITAL FUND LIMITED

________________________________________                                                      _______________________________________
OMEGA CAPITAL SNMALL CAP FUND                                                                         CMS CAPITAL

________________________________________                                                      _______________________________________
IROQUOIS MASTER FUND                                                                                                ASHER BRAND

________________________________________
MOMONA CAPITAL CORP.

SCHEDULE 1.5

Holder	Original Amount of the Note	Amount outstanding	Additional 5%	New Note Amount
Alpha	$505,747.00	$505,747.00	$25,287.35	$531,034.35
Bristol	$252,874.00	$252,874.00	$12,643.70	$265,517.70
Ellis	$252,873.00	$232,873.00	$12,643.65	$245,516.65
Whalehaven	$379,310.00	$379,310.00	$18,965.50	$398,275.50
Omega	$126,437.00	$126,437.00	$6,321.85	$132,758.85
CMS	$94,828.00	$94,828.00	$4,741.40	$99,569.40
Iroquois	$189,655.00	$149,655.00	$9,482.75	$159,137.75
Brand	$18,966.00	$0.00	$948.30	$948.30
Mamona	$37,932.00	$12,651.00	$1,896.60	$14,547.60
Total	$1,858,622.00	$1,754,375.00	$92,931.10	$1,847,306.10